UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2005

Penwest Pharmaceuticals Co.

(Exact Name of Registrant as Specified in Charter)

Washington	000-23467	91-1513032
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

39 Old Ridgebury Road, Suite 11
Danbury, Connecticut	06810-5120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 736-9378

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 2005 STOCK INCENTIVE PLAN
EX-10.2 FORM OF INCENTIVE STOCK OPTION AGREEMENT
EX-10.3 FORM OF EMPLOYEEE NONSTATUTORY STOCK OPTION
EX-10.4 FORM OF NONSTATUTORY STOCK OPTION AGREEMENT
EX-10.5 FORM OF DIRECTOR RESTRICTED STOCK AGREEMENT

Item 1.01. Entry into a Material Definitive Agreement.

2005 Stock Incentive Plan

On April 13, 2005, the Board of Directors of Penwest Pharmaceuticals Co. (the “Company”) adopted, subject to shareholder approval, the 2005 Stock Incentive Plan (the “2005 Plan”). On June 1, 2005, at the Annual Meeting of Shareholders of the Company, the Company’s shareholders approved the 2005 Plan.

Under the 2005 Plan, the Company may issue up to 1,650,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events) to employees, officers, directors, consultants and advisors of the Company. Award grants under the 2005 Plan may be made in the form of incentive stock options intended to qualify under Section 422 of the internal Revenue Code of 1986, as amended, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and certain other stock-based awards. The maximum number of shares with respect to which awards may be granted to any participant under the 2005 Plan may not exceed 500,000 shares of common stock per calendar year, and the maximum number of shares of common stock with respect to which restricted stock awards and other stock unit awards that either require no purchase by the participant, or that vest on the basis of passage of time alone, that may be granted equals 1,000,000. The 2005 Plan will be administered by the Board of Directors of the Company.

After June 1, 2005, the Company will make award grants under the 2005 Plan instead of the existing 1997 Equity Incentive Plan (the “1997 Plan”); provided, however, that all outstanding awards under the 1997 Plan will remain in effect.

Additional information regarding the 2005 Plan can be found on pages 22 through 28 of the Company’s Definitive Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on April 26, 2005 (file No. 000-23467), which description is incorporated by reference herein. Such description is qualified in its entirety by reference to the complete terms and conditions of the 2005 Plan, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K.

Forms of Stock Option Agreements and Restricted Stock Agreements

On April 13, 2005, in connection with the adoption of the 2005 Plan, the Board of Directors of the Company adopted, effective upon shareholder approval of the 2005 Plan, the following forms of agreement for evidencing awards made under the 2005 Plan:

•	Form of Incentive Stock Option Agreement, which is included as Exhibit 10.2 to this Current Report on Form 8-K;

•	Form of Employee Nonstatutory Stock Option Agreement, which is included as Exhibit 10.3 to this Current Report on Form 8-K;

•	Form of Nonstatutory Stock Option Agreement (Consultants and Directors), which is included as Exhibit 10.4 to this Current Report on Form 8-K; and

•	Form of Director Restricted Stock Agreement, which is included as Exhibit 10.5 to this Current Report on Form 8-K.

Each of these forms of agreement provides for acceleration of vesting in full upon a change in control in the Company.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

     See Exhibit Index attached hereto

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENWEST PHARMACEUTICALS CO.
Date: June 7, 2005	By:	/s/ Jennifer L. Good
Jennifer L. Good
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	2005 Stock Incentive Plan

10.2	Form of Incentive Stock Option Agreement for grants under 2005 Stock Incentive Plan

10.3	Form of Employee Nonstatutory Stock Option Agreement for grants under 2005 Stock Incentive Plan

10.4	Form of Nonstatutory Stock Option Agreement (Consultants and Directors) for grants under 2005 Stock Incentive Plan

10.5	Form of Director Restricted Stock Agreement for grants under 2005 Stock Incentive Plan